UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2025
INDIVIOR PLC
(Exact name of registrant as specified in its charter)

England and Wales	001-37835	98-1204773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10710 Midlothian Turnpike Suite 125 North Chesterfield, VA	23235
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 804-379-1040

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.50 nominal value per share	INDV	The Nasdaq Stock Market LLC
	INDV	London Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01 Regulation FD Disclosure.

Indivior PLC (the “Registrant” or “Indivior”) today announced that it had published on its website (www.indivior.com/en/investors/shareholder-information) notice of its 2025 Annual General Meeting (the “AGM Notice”). Also, in connection with the Annual General Meeting (“AGM”), Indivior sent (i) a letter from the Chair of the Board, and (ii) a joint letter from the current and incoming Chairs of the Compensation Committee, to several of its largest institutional shareholders. These letters provide information and context regarding its remuneration policy, which is one of the items upon which shareholders will vote at the AGM. Indivior furnishes the AGM Notice as Exhibit 99.1, and these letters as Exhibits 99.2 and 99.3, to this report.

Exhibits 99.1, 99.2, and 99.3 are incorporated by reference into this Item 7.01. Information contained on the Registrant's website is not incorporated by reference into this report. Neither the information in the preceding paragraphs nor Exhibits 99.1, 99.2, and 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references Section 7.01 of this Current Report on Form 8-K. The Registrant disclaims any inference regarding the materiality of such information which otherwise may arise as a result of its furnishing such information under Item 7.01 of this report on Form 8-K.

This report contains certain statements that are forward-looking. Forward-looking statements include, among other things, express and implied statements pertaining to expectations regarding the employment of Mr. Ciaffoni, future Company and stock price performance, and statements containing the words “believe,” “anticipate,” “plan,” “expect,” “intend,” “estimate,” “forecast,” “strategy,” “target,” “guidance,” “outlook,” “potential,” “project,” “priority,” “may,” “will,” “should,” “would,” “could,” “can,” “outlook,” “guidance,” the negatives thereof, and variations thereon and similar expressions. By their nature, forward-looking statements involve risks and uncertainties as they relate to events or circumstances that may or may not occur in the future. Actual results may differ materially from those expressed or implied in such statements because they relate to future events. For information about some of the risks and important factors that could affect our future results and financial condition, see the discussion of “Risk Factors” in Indivior’s Annual Report on Form 10-K for the fiscal year 2024 and its other filings with the U.S. Securities and Exchange Commission. The forward-looking statements in this report have been based on current expectations and beliefs concerning future events. Forward-looking statements contained in this report apply only at the date of this report and, except as required by law, the Registrant undertakes no obligation publicly to update or revise any forward-looking statement, whether due to new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Announcement sent to the London Stock Exchange on March 27, 2025, titled “Publication of Notice of 2025 Annual General Meeting.”
99.2	Letter from Chair of the Board
99.3	Letter from Current and Incoming Chairs of the Compensation Committee
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Indivior PLC

Date: March 27, 2025	By:	/s/ Kathryn Hudson
Name: Kathryn Hudson
Title: Company Secretary